UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March [8], 2011
MoneyGram International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

2828 N. Harwood Street, 15th Floor
Dallas, Texas 75201	75201

(Address of principal	(Zip code)
executive offices)
Registrant’s telephone number, including area code: (214) 999-7552
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On March 8, 2011, MoneyGram International, Inc. (the “Company”) hosted a conference call to discuss its entry into a Recapitalization Agreement, dated March 7, 2011, with affiliates and co-investors of Thomas H. Lee Partners, L.P. (the “THL Investors”) and affiliates of Goldman, Sachs & Co. (the “GS Investors”). A copy of the transcript of the investor conference call is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
Important Information for Investors and Stockholders
The Recapitalization and the Charter Amendment will be submitted to the Company’s stockholders for their consideration, and the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement to be used to solicit stockholder approval of the proposed transaction, as well as other relevant documents concerning the Recapitalization. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement will also be provided to the Company’s stockholders, without charge, by directing a request to: MoneyGram International Inc., 2828 N. Harwood St., 15th Floor, Dallas, Texas 75201, Attention: Investor Relations, or by telephone at (214) 999-7552 or by email at ir@moneygram.com.
Participants in the Solicitation
The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the transaction. Information concerning persons who may be deemed participants in the solicitation of the Company’s stockholders under the rules of the SEC will be set forth in the proxy statement when it is filed with the SEC.
Forward Looking Statements
The statements contained in this Current Report regarding the Company that are not historical and factual information contained herein, particularly those statements pertaining to the Company’s expectations, guidance or future operating results, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are only as of the date they are made, and unless legally required, the Company undertakes no obligation to update or revise publicly any forward-looking statement. Words such as “estimates,” “expects,” “projects,” “plans” and other similar expressions or future or conditional verbs such as “will,” “should,” “could,” and “would” are intended to identify such forward-looking statements. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. For instance, although the Company, the THL Investors and the GS Investors have entered into the Recapitalization Agreement, there is no assurance that they will complete the proposed Recapitalization. The Recapitalization Agreement will terminate if the Investors do not receive the necessary approval of the Company’s stockholders, including by the affirmative vote of a majority of the outstanding shares of the common stock (excluding any shares held by the THL Investors or the GS Investors) or if the Company, the THL Investors or the GS Investors fail to satisfy conditions to closing. These forward-looking statements are also subject to changes in circumstances due to a number of factors, including, but not limited to the following: (a) our substantial dividend and debt service obligations and our covenant requirements which could impact our ability to obtain additional financing and to operate and grow our business; (b) sustained illiquidity of global financial markets which may adversely affect our liquidity and our agents’ liquidity, our access to credit and capital and our agents’ access to credit and capital and our earnings on our investment portfolio; (c) weak economic conditions generally and in geographic areas or industries that are important to our business which may cause a decline in our money transfer growth rate and transaction volume and/or revenue; (d) a material slow down or complete disruption of international migration patterns which could adversely affect our money transfer volume and growth rate; (e) a loss of material retail agent relationships or a reduction in transaction volume from them; (f) our ability to develop and implement successful pricing strategies for our services; (g) stockholder lawsuits and other litigation or government investigations of the Company or its agents which could result in material costs, settlements, fines or penalties; (h) our ability to maintain sufficient banking relationships; (i) our ability to attract and retain key employees; (j) our ability to maintain capital sufficient to pursue our growth strategy, fund key strategic initiatives and meet evolving regulatory requirements; (k) our ability to successfully and timely implement new or enhanced technology and infrastructure, delivery methods and product and service offerings and to invest in products, services and infrastructure; (l) our ability to adequately protect our brand and our other intellectual property rights and to avoid infringing on third-party intellectual property rights; (m) competition from large competitors, niche competitors or new competitors that may enter the markets in which we operate; (n) the impact of laws and regulatory requirements including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations required to be developed thereunder, and other industry practices in the U.S. and abroad, including changes in laws, regulations or other industry practices and standards that may increase our costs of doing business, reduce the market for or value of our services or change our relationships with our customers, investors and other stakeholders; (o) our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, are subject to certain Office of Foreign Assets Control restrictions which could result in contravention of U.S. law or regulations by us or our agents which could subject us to fines and penalties and cause us reputational harm; (p) a breakdown, catastrophic event, security breach, privacy breach, improper operation or other event impacting our systems or processes or our vendors’, agents’ or financial institution customers’ systems or processes, which could result in financial loss, loss of customers, regulatory sanctions and damage to our brand and reputation; (q) our ability to scale our technology to match our business and transactional growth; (r) our ability to manage our credit exposure to retail agents and financial institution customers; (s) our ability to mitigate fraud risks from consumers, agents and other third parties; (t) our ability to successfully manage risks associated with running Company-owned retail locations and acquiring new businesses; (u) our ability to successfully manage risks associated with our international sales and operations including the potential for political, economic or other instability in countries that are important to our business; (v) our compliance with the internal control provisions of Section 404 of the Sarbanes-Oxley Act of 2002; (w) the outcome of positions we take with respect to federal, state, local and international taxation; (x) additional risk factors described in our other filings with the SEC from time to time.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Transcript of Investor Conference Call, dated March 8, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ James E. Shields
Name:	James E. Shields
Title:	Executive Vice President and Chief Financial Officer
Date: March 8, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Transcript of Investor Conference Call, dated March 8, 2011